Exhibit 10.13

FIFTH AMENDMENT TO THE
AMGEN INC. SUPPLEMENTAL RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2009

The Amgen Inc. Supplemental Retirement Plan (As Amended and Restated Effective January 1, 2009) (the “Plan”) is hereby amended, effective as of August 27, 2012, as follows:

The list of Participating Subsidiaries and Affiliates of Amgen Inc. in Appendix A is amended and restated to read as follows:

“Participating Subsidiaries and Affiliates of Amgen Inc. (including the legal successor to any of the following subsidiaries and affiliates):

1.	Amgen USA Inc. - January 1, 2002

2.	Immunex Corporation - January 1, 2003

3.	Immunex Manufacturing Corporation - January 1, 2003

4.	Immunex Rhode Island Corporation - January 1, 2003

5.	Amgen Worldwide Services, Inc. - January 1, 2004

6.	Amgen SF, LLC - January 1, 2005

7.	BioVex, Inc. - April 11, 2011

8.	Amgen Manufacturing, Limited - January 1, 2012

9.	Amgen Rockville, Inc. (formerly Micromet, Inc.) - June 18, 2012

10.	KAI Pharmaceuticals, Inc. - August 27, 2012”

To record this Fifth Amendment to the Plan as set forth herein, the Company has caused its authorized officer to execute this document this 22nd day of August 2012.

AMGEN INC.

By: /s/ Brian McNamee________________
Brian McNamee
Senior Vice President, Human Resource